                                                                    Exhibit 10.4







                             LEASE AGREEMENT BETWEEN



                            DVPT LIMITED PARTNERSHIP,

                                AS LANDLORD, AND




                      ART TECHNOLOGY GROUP, INC., AS TENANT







                              DATED MARCH 11, 1999

                                    BASIC LEASE INFORMATION


Lease Date:                         March 11, 1999

Tenant:                             ART TECHNOLOGY, INC. GROUP, a Delaware corporation

Landlord:                           DVPT LIMITED PARTNERSHIP, a Delaware limited
                                    partnership

Premises:                           60,471 rentable square feet on the second (2nd) floor in the office building known as building #'s 1-14 of The Davenport Building
                                    (the "BUILDING"), and whose street address is 25 First Street,
                                    Cambridge, Massachusetts.  The Premises are outlined on the plan attached to the Lease as EXHIBIT A.  The land on which the
                                    Building is located (the "LAND") is described on EXHIBIT B.  The term "Building" includes the related land, driveways, parking facilities, and similar improvements.
Right of
First Offer:                        See Exhibit J.

Term:                               Subject to the provisions of Section 3 of this Lease, approximately eighty-four (84) months, commencing on the earlier of (i) the date which is one hundred twenty (120) days after the date upon which
                                    Landlord delivers the Premises to Tenant, or (ii) the date upon which Tenant occupies the Premises for the Permitted Use (the
                                    "COMMENCEMENT DATE") and ending at 5:00 p.m. on the last day of the eighty-fourth (84th) full calendar month following the
                                    Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Renewal Option:                     See Exhibit H.

Basic Rent:                         Basic Rent shall be the following amounts for the following periods of time:


                                            LEASE MONTH                                 MONTHLY BASIC
RENT

                                                 1-24                                        $181,413.00
                                                 25-60                                       $187,712.00
                                                 61-84                                       $192,751.00

                                    As used herein, the term "LEASE MONTH" shall mean each calendar month during the Term
                                    (and if the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first Lease Month for purposes of determining the duration of the Term and the monthly Basic Rent rate applicable for such partial month).

Security Deposit:                   Subject to the provisions of Section 6 of this Lease, $1,500,000.00.

Rent:                               Basic Rent, Tenant's Proportionate Share of Taxes, Tenant's share of Additional Rent, and all other sums that Tenant may owe to
                                    Landlord or otherwise be required to pay under the Lease.

Permitted Use:                      General office use and training classrooms.

Tenant's
Proportionate                       Share: 27.39%, which is the percentage
                                    obtained by dividing the 60,471 rentable
                                    square feet in the Premises by the 220,750
                                    rentable square feet in the Building.
                                    Landlord and Tenant stipulate that the
                                    number of rentable square feet in the
                                    Premises and in the Building set forth above
                                    shall be binding upon them.

Expense Stop:                       Operating Costs for calendar year 1999.

Base Year for Taxes:                Fiscal Year 2000.

Initial Liability
Insurance Amount:                   $3,000,000.

Maximum Construction
Allowance:                          $18.00 per rentable square foot.

Tenant's Address:                   PRIOR TO COMMENCEMENT DATE:                 FOLLOWING COMMENCEMENT DATE:
                                    101 Huntington Avenue,                      The Davenport Building
                                    22nd Floor                                  25 First Street
                                    Boston, MA  02199                           Cambridge, MA  02141

                                                                                WITH A COPY TO:

                                                                                Hale and Dorr LLP
                                                                                60 State Street
                                                                                Boston, MA  02109

                                                                                Attn: Jeffrey A. Hermanson,
Esq.

Landlord's Address:                 FOR ALL NOTICES:                            WITH A COPY TO:

                                    Archon Group, L.P.                          Choate, Hall & Stewart
                                    1275 K Street NW, Suite 900                 Exchange Place
                                    Washington, DC   20005                      53 State Street
                                                                                Boston, MA   02109-2891
                                                                                Attn:  Anne Rickard Jackowitz,  Esq.

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

                                    LANDLORD:


                                    DVPT LIMITED PARTNERSHIP, a Delaware
                                    limited partnership


                                    By:  New DVPT Corp., a Delaware corporation,
                                         its general partner


                                    By:            /s/ Brian Ainsworth
                                        ----------------------------------------
                                    Name:     Brian Ainsworth
                                           -------------------------------------
                                    Title:    Vice President
                                             -----------------------------------

                                    TENANT:

                                    ART TECHNOLOGY GROUP, INC., a Delaware
                                    corporation


                                    By:               /S/ Mahendrajeet Singh
                                        ----------------------------------------
                                    Name:        Mahendrajeet Singh
                                           -------------------------------------
                                    Title:       President/CEO
                                             -----------------------------------

                                TABLE OF CONTENTS

                                                                                                                  Page
1.       Definitions and Basic Provisions............................................................................1

2.       Lease Grant.................................................................................................1

3.       Term........................................................................................................1

4.       Rent........................................................................................................2
         (a)      Payment............................................................................................2
         (b)      Operating Costs; Taxes.............................................................................2
         (c)      Billing for Electricity............................................................................5

5.       Delinquent Payment; Handling Charges........................................................................5

6.       Security Deposit............................................................................................5

7.       Landlord's Obligations......................................................................................7
         (a)      Services...........................................................................................7
         (b)      Excess Utility Use.................................................................................8
         (c)      Restoration of Services; Abatement.................................................................8

8.       Improvements; Alterations; Repairs; Maintenance.............................................................9
         (a)      Improvements; Alterations..........................................................................9
         (b)      Repairs; Maintenance...............................................................................9
         (c)      Performance of Work................................................................................9
         (d)      Mechanic's Liens..................................................................................10

9.       Use........................................................................................................10

10.      Assignment and Subletting..................................................................................10
         (a)      Transfers.........................................................................................10
         (b)      Consent Standards.................................................................................11
         (c)      Request for Consent...............................................................................11
         (d)      Conditions to Consent.............................................................................11
         (e)      Cancellation......................................................................................11
         (f)      Additional Compensation...........................................................................12
         (g)      Permitted Transfers...............................................................................12

11.      Insurance; Waivers; Subrogation; Indemnity.................................................................13
         (a)      Insurance.........................................................................................13
         (b)      Waiver of Negligence; No Subrogation..............................................................13

         (c)      Indemnity.........................................................................................13
         (d)      Landlord's Insurance..............................................................................14

12.      Subordination; Attornment; Notice to Landlord's Mortgagee..................................................14
         (a)      Subordination.....................................................................................14
         (b)      Attornment........................................................................................14
         (c)      Notice to Landlord's Mortgagee....................................................................14
         (d)      Landlord's Mortgagee's Protection Provisions......................................................14
         (e)      Subordination, Non-Disturbance and Attornment Agreement...........................................15

13.      Rules and Regulations......................................................................................15

14.      Condemnation...............................................................................................15
         (a)      Total Taking......................................................................................15
         (b)      Partial Taking - Tenant's Rights..................................................................15
         (c)      Partial Taking - Landlord's Rights................................................................16
         (d)      Award.............................................................................................16

15.      Fire or Other Casualty.....................................................................................16
         (a)      Repair Estimate...................................................................................16
         (b)      Landlord's and Tenant's Rights....................................................................16
         (c)      Landlord's Rights.................................................................................16
         (d)      Repair Obligation.................................................................................17

16.      Personal Property Taxes....................................................................................17

17.      Events of Default..........................................................................................17

17A.     Landlord's Default.........................................................................................18

18.      Remedies...................................................................................................18

19.      Payment by Tenant; Non-Waiver..............................................................................19
         (a)      Payment by Tenant.................................................................................19
         (b)      No Waiver.........................................................................................20

20.      Landlord's Lien............................................................................................20

21.      Surrender of Premises......................................................................................20

22.      Holding Over...............................................................................................20

23.      Certain Rights Reserved by Landlord........................................................................21

24.      Intentionally Omitted......................................................................................21

25.      Miscellaneous..............................................................................................21
         (a)      Landlord Transfer.................................................................................21
         (b)      Landlord's Liability..............................................................................21
         (c)      Force Majeure.....................................................................................22
         (d)      Brokerage.........................................................................................22
         (e)      Estoppel Certificates.............................................................................22
         (f)      Notices...........................................................................................22
         (g)      Separability......................................................................................22
         (h)      Amendments; and Binding Effect....................................................................23
         (i)      Quiet Enjoyment...................................................................................23
         (j)      No Merger.........................................................................................23
         (k)      No Offer..........................................................................................23
         (l)      Entire Agreement..................................................................................23
         (m)      Waiver of Jury Trial..............................................................................23
         (n)      Governing Law.....................................................................................23
         (o)      Joint and Several Liability.......................................................................23
         (p)      Financial Reports.................................................................................23
         (q)      Landlord's Fees...................................................................................24
         (r)      Telecommunications................................................................................24
         (s)      Confidentiality...................................................................................24
         (t)      Hazardous Materials...............................................................................25
         (u)      List of Exhibits..................................................................................25

26.      Other Provisions...........................................................................................26

                              LIST OF DEFINED TERMS

Additional Rent   ...................................................................................................2
Affiliate         ...................................................................................................1
Amendment         .................................................................................................E-1
AS-IS             .................................................................................................D-1
Basic Lease Information..............................................................................................1
Basic Rent        ...................................................................................................i
Building          ...................................................................................................i
Casualty          ..................................................................................................16
Commencement Date ...................................................................................................i
Construction Allowance.............................................................................................D-3
Damage Notice     ..................................................................................................16
Event of Default  ..................................................................................................17
Fair Market Rental Rate............................................................................................H-1
GAAP              ..................................................................................................13
Hazardous Materials.................................................................................................25
HVAC              ...................................................................................................7
including         ...................................................................................................1
Land              ...................................................................................................i
Landlord          ...................................................................................................1
Landlord Delay    .................................................................................................D-1
Landlord's Mortgagee................................................................................................14
Law               ...................................................................................................1
Laws              ...................................................................................................1
Lease             ...................................................................................................1
Lease Month       ...................................................................................................i
Letter of Credit  ...................................................................................................5
Loss              ..................................................................................................13
Offer Notice      .................................................................................................J-1
Offer Space       .................................................................................................J-1
Operating Costs   ...................................................................................................2
Operating Costs and Tax Statement....................................................................................4
Permitted Transfer..................................................................................................12
Permitted Transferee................................................................................................12
Permitted Use     ..................................................................................................ii
Premises          ...................................................................................................i
Rent              ..................................................................................................ii
Security Deposit  ..................................................................................................ii
Taking            ..................................................................................................15
Tangible Net Worth..................................................................................................13
Taxes             ...................................................................................................4
Tenant            ...................................................................................................1

Tenant Party      ...................................................................................................1
Tenant's Proportionate Share........................................................................................ii
Term              ...................................................................................................i
Third Party Offer .................................................................................................J-1
Total Construction Costs...........................................................................................D-2
Transfer          ..................................................................................................11
Work              .................................................................................................D-1
Working Drawings  .................................................................................................D-1

                                      LEASE


         THIS LEASE AGREEMENT (this "LEASE") is entered into as of March 11, 1999, between DVPT LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and ART TECHNOLOGY GROUP, INC., a Delaware corporation ("TENANT").

         1. DEFINITIONS AND BASIC PROVISIONS. The definitions and basic provisions set forth in the Basic Lease Information (the "BASIC LEASE INFORMATION") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: "LAWS" means all federal, state, and local laws, rules and regulations, all court orders, governmental directives, and governmental orders, and all restrictive covenants affecting the Property, and "LAW" shall mean any of the foregoing; "AFFILIATE" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "TENANT PARTY" means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees; and "INCLUDING" means including, without limitation.

         2. LEASE GRANT. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, together with the non-exclusive right to use in common for itself and its employees, agents, customers, invitees and licensees with others as appurtenant to the Premises common lobbies, hallways, stairways, elevators, bathrooms, building entrances, exits and accessways, and the Building's common utility pipes and service connections.

         3. TERM. Tenant's obligation to pay Basic Rent and Additional Rent (as defined in Section 4) shall be waived until Landlord tenders possession of the Premises to Tenant. Landlord shall not be in default hereunder or be liable for damages for failure to deliver the Premises by a date certain. Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy. Tenant shall execute and deliver to Landlord, within ten days after Landlord has requested the same, an amendment substantially in the form of EXHIBIT E hereto confirming the Commencement Date and the expiration date of the initial Term, that Tenant has accepted the Premises, and that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter). Use and occupancy of the Premises (or any portion thereof) by Tenant prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Basic Rent. Notwithstanding the foregoing, if the Premises have not been delivered to Tenant in accordance with the terms and conditions of this Lease on or before November 30, 1999, then Tenant shall have the right to terminate this Lease upon thirty
(30) days prior written notice to Landlord; PROVIDED, HOWEVER, if Landlord delivers possession of the Premises to Tenant within said thirty (30) day period, then Tenant's termination notice shall be null and void and the provisions of this Lease shall remain in full force and effect. If this Lease is terminated in accordance with provisions in the preceding sentence, Landlord shall immediately return any deposits or other funds paid to Landlord by Tenant.

                  Landlord and Tenant acknowledge that, subject to the provisions of this Lease, Tenant intends to sublease approximately 10,000 rentable square feet (the "Subleased Premises") of the Premises at the beginning of the Term. Notwithstanding any provisions of this Lease to the contrary, if Tenant occupies only the Subleased Premises (as opposed to any other portion of the Premises) for the Permitted Use prior to the date which is one hundred twenty (120) days after the date upon which Landlord delivers the Premises to Tenant, such occupancy for the Permitted Use shall not cause the Commencement Date to otherwise occur except that Tenant shall be required to pay a proportionate share of Rent for the Subleased Premises as of the date it occupies the Subleased Premises for the Permitted Use.

         4.       RENT.

                  (a) PAYMENT. Tenant shall timely pay to Landlord Basic Rent and all additional sums to be paid by Tenant to Landlord under this Lease, without notice, deduction or set off, except as otherwise expressly provided herein, at Landlord's address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

                  (b)      OPERATING COSTS; TAXES.

                           (1)      Tenant shall pay an amount (per each
rentable square foot in the Premises) ("ADDITIONAL RENT") equal to the difference between the Operating Costs (defined below) per rentable square foot in the Building and the Expense Stop (calculated on a per rentable square foot basis). Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term, and Tenant shall pay to Landlord, on January 1, 2000 and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

                           (2)      The term "OPERATING COSTS" shall mean all
expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees, which management fees shall not exceed fair market management fees for comparable buildings in the Cambridge area) of all employees at the level of Building Manager and below engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building; (C) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs (including all utility costs) of the Building, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, except the cost of other utilities reimbursable to Landlord by the Building's tenants other than pursuant to a provision similar to this Section 4.(b); (E) insurance expenses; (F) repairs, replacements, and general maintenance of the Building; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance).

                           Operating Costs shall not include costs for (i)
capital improvements made to the Building, other than capital improvements described in Section 4.(b)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization or other payments on loans to Landlord or under a ground lease or master lease relating to the Building;
(iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) Taxes (defined below); (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; (x) any cost or expense to the extent to which Landlord is paid or reimbursed (other than as a payment for Operating Costs), including but not necessarily limited to, (1) work or service performed for any tenant (including Tenant) at such tenant's costs, (2) the cost of any item for which Landlord is paid or reimbursed by insurance, warranties, service contracts, condemnation proceeds or otherwise, (3) increased insurance or taxes assessed specifically to any tenant of the Building, (4) charges (including applicable taxes) for electricity, water and other utilities for which Landlord is entitled to reimbursement from any tenant, and (5) the cost of any HVAC, janitorial or other services provided to tenants on an extra-cost basis after regular business hours as defined in the Lease; (xi) salaries and bonuses of officers and executives of Landlord; (xii) the cost of any work or service performed on an extra-cost basis for any tenant of the Building (including Tenant); (xiii) the cost of any work or services performed for any facility other than the Building; (xiv) any fees, costs, and commissions incurred in procuring or attempting to procure other tenants including, but not necessarily limited to brokerage commissions, finders fees, attorney's fees and expenses, entertainment costs and travel expenses;

(xv) any cost included in Operating Costs representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid on an arms length basis in the absence of such relationship; and (xvi) the cost of advertising for the Building.

                           (3)      Tenant shall also pay its Proportionate
Share of any increase in Taxes for each year and partial year falling within the Term over the Taxes for the fiscal year 2000. Tenant shall pay its Proportionate Share of Taxes in the same manner as provided above for Additional Rent with regard to Operating Costs. "TAXES" shall mean taxes, assessments, and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), excluding, however, penalties and interest thereon, any inheritance, estate, succession, transfer, gift and franchise taxes, and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "TAXES" for purposes hereof). Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building. For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Building, and all rights to receive notices of reappraisement.

                           (4)      [INTENTIONALLY DELETED].

                           (5)      By April 1 of each calendar year, or as soon
thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year, in each case adjusted as provided in
Section 4.(b)(6), and of the Taxes for the previous year (the "OPERATING COSTS AND TAX STATEMENT"). If the Operating Costs and Tax Statement reveals that Tenant paid more for Operating Costs than the actual amount for the year for which such statement was prepared, or more than its actual share of Taxes for such year, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant paid less than Tenant's actual Proportionate Share of Additional Rent or share of Taxes due, then Tenant shall promptly pay Landlord such deficiency. If Tenant disputes such Operating Cost and Tax Statement as aforesaid, Tenant shall have the right to cause an accounting firm not engaged on a contingent fee basis to audit Landlord's books used to determine said Operating Cost and Tax Statement within ninety (90) days after submission thereof by Landlord, which right Tenant agrees not to exercise more than once annually. Access to said Operating Cost and Tax Statement books shall be provided within thirty (30) days of Tenant's request. Any information obtained by Tenant pursuant to the provisions of this Section 4(b)(5) shall be treated as confidential and shall not be disclosed to anyone including without limitation any other tenants of the Building (other than to Tenant's accounting firm and/or Tenant's financial and legal consultants and lenders). If any such audit discloses Tenant paid in excess of Tenant's proportionate share of Operating Costs or Taxes, Landlord shall promptly reimburse such excess to Tenant within thirty (30) days after Tenant's demand therefor. If any audit discloses that

Landlord overstated Operating Costs and/or Taxes by more than five percent (5%), Landlord shall promptly reimburse Tenant for its reasonable out-of-pocket costs associated with such audit.

                           (6) With respect to any calendar year or partial
calendar year in which the
Building is not occupied to the extent of 95% of the rentable area thereof, the Operating Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred (computed on an item-by-item basis) had the Building been occupied to the extent of 95% of the rentable area thereof through such calendar year.

                  (c) BILLING FOR ELECTRICITY. To the extent that the Premises are separately metered for utilities, Tenant shall pay (as hereinafter described) for the use of all electrical service to the Premises. Tenant shall be billed directly by such utility company and Tenant agrees to pay each bill promptly in accordance with its terms, and upon default in making any such payment, Landlord may pay such charges and collect the same from Tenant only after Tenant's failure to pay such charges before they become delinquent. In the event for any reason Tenant cannot be billed directly, Landlord shall forward each bill received with respect to the Building to Tenant of which Tenant shall pay its proportionate share (as reasonably determined by Landlord based upon either square footage or level of use) promptly and in accordance with its terms. If the Premises are not separately metered for any reason, Tenant shall pay Landlord as further additional rent, in monthly installments at the time prescribed for monthly installments of Basic Rent, a pro rata share of the cost of electricity for the Premises as estimated by Landlord from time to time in Landlord's reasonable discretion. As of the Commencement Date, the cost of electricity estimated by Landlord shall be at the rate of $1.25 per rentable square foot of the Premises per annum. Either party may require the purchase and installation of a meter and/or sub-meter, at its sole cost and expense, for the purpose of metering and/or sub-metering Tenant's consumption of electricity. Tenant shall keep such meter and/or sub-meter serving the Premises and their related installation equipment in good working order and repair.

         5. DELINQUENT PAYMENT; HANDLING CHARGES. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of eighteen percent per annum or the maximum lawful rate of interest; additionally, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

         6. SECURITY DEPOSIT. On or prior to the date Landlord delivers the Premises to Tenant, Tenant shall pay to Landlord the Security Deposit, which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 17). Landlord may, from time to time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord shall transfer and assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

         In lieu of a cash Security Deposit, simultaneously with the execution and delivery of this Lease, Tenant may deliver to Landlord an irrevocable and unconditional standby letter of credit made payable to Landlord, its successors and assigns, in the sum of $1,500,000.00 (the "LETTER OF CREDIT"), in the form of the sample letter of credit attached hereto as EXHIBIT I or in such other form as is reasonably acceptable to Landlord, which shall secure the performance by Tenant of all obligations on the part of Tenant hereunder. The issuer of the Letter of Credit shall be a banking institution with at least a rating of A and otherwise reasonably acceptable to Landlord. Although Landlord shall only have the right to draw under the Letter of Credit as set forth herein, under the terms of the Letter of Credit, the sole condition to Landlord's draw upon the Letter of Credit shall be presentment to the issuer thereof, prior to or on the expiration date, of a demand for payment. The Letter of Credit shall be self-renewing from year to year during the Term of this Lease so as to expire no earlier than thirty (30) days following the Lease expiration date and shall contain such other customary terms as Landlord requires in its reasonable discretion. It is agreed: (i) that the Letter of Credit may be drawn upon to cure any Event of Default that may exist, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon Landlord's demand, Tenant shall reimburse the issuer for the amount so drawn so that the Letter of Credit will be restored to its original amount; (ii) subject to the provisions of clause (iv) below, that the Letter of Credit may be drawn upon if the Letter of Credit has not been extended or renewed without amendment at least forty-five (45) days prior to any then-current expiration date thereof; (iii) that if the rating of the issuer of the Letter of Credit at any time drops below A, then, within sixty (60) days of Landlord's demand, Tenant shall replace the Letter of Credit with another Letter of Credit in a form reasonably acceptable to Landlord and with an issuer with a rating of at least an A and otherwise reasonably acceptable to Landlord; Landlord may draw on the existing Letter of Credit if, after Landlord requests that Tenant replace the Letter of Credit as aforesaid, Landlord is not provided with a substitute Letter of Credit in a form, and from an issuer, satisfactory to Landlord as provided above at least fifteen (15) days prior to the then-current expiration date of the Letter of Credit; (iv) if at any time, but in any event, at least sixty (60) days prior to the expiration of the Letter of Credit, Tenant may seek Landlord's consent to switch issuers of the Letter of Credit provided the prospective issuer has a rating of at least an A and is otherwise reasonably acceptable to Landlord and the new form of Letter of Credit satisfies the requirements of Landlord hereunder and is otherwise reasonably acceptable to Landlord; Landlord may draw on the existing Letter of Credit if, after Tenant requests Landlord's consent to switch issuers as aforesaid, Landlord is not provided with a substitute Letter of Credit in a form, and from an issuer, satisfactory to Landlord in its sole and absolute discretion at least forty-five (45) days prior to the then-current expiration date of the Letter of Credit; (v) that should the Premises be conveyed by Landlord, the Letter of Credit or any portion thereof shall be assigned to Landlord's grantee, and if the same be assigned as aforesaid, Tenant hereby releases Landlord from any and all liability with respect to the Letter of Credit and its application or return, and Tenant agrees to look to such grantee for such application or return, provided such grantee assumes Landlord's obligations under this Lease (including this Section 6); and
(vi) that the Letter of Credit shall be returned to Tenant upon the later of (a) thirty (30) days after the expiration of the Term or any renewal or extension thereof, or (b) the date Tenant has vacated the Premises and surrendered possession thereof to Landlord at the expiration of the Term or any extension thereof as provided herein and has paid Landlord all sums due and owing under this Lease.

         If Tenant initially provides Landlord with a cash Security Deposit, Tenant may replace such cash Security Deposit with a Letter of Credit in accordance with the provisions of the preceding paragraph. Upon Landlord's receipt of a Letter of Credit satisfying the terms and conditions of the preceding paragraph, Landlord shall promptly return the cash Security Deposit to Tenant.

         For the purposes of this Section 6, a rating of at least A (or its equivalent) shall mean that such issuer has a rating of at least A (or its equivalent) from two (2) of the following four (4) rating agencies: Fitch Investors Service, Moody's Investor Service, Standard & Poor's Corporation and Duff & Phelps.

         Notwithstanding any provisions of this Section 6 to the contrary, the Security Deposit (or the applicable Letter of Credit) shall be reduced on November 1 in each of 2001, 2002 and 2003 to $1,250,000.00, $1,000,000.00 and
$750,000.00, respectively, provided that on September 1 of each such calendar year (i) the Lease is in full force and effect, (ii) no Event of Default exists,
(iii) no Event of Default has occurred during the Term, and (iv) Tenant has not assigned this Lease to anyone other than a Permitted Transferee or to the sublessee(s) consented to by Landlord in accordance with the provisions of this Lease provided said sublessee(s) sublease(s), in the aggregate, occupy less than twenty percent (20%) of the Premises for less than seventy-five percent (75%) of the then-remaining Term. If on November 1 of any of the aforesaid calendar years the Security Deposit (or the applicable Letter of Credit) shall not be reduced because one or more of the conditions set forth in clauses (i), (ii) or (iii) above cease to exist on September 1 of the applicable calendar year, the Security Deposit (or applicable Letter of Credit) shall not be reduced during any succeeding calendar year. If on November 1 of any of the aforesaid calendar years the Security Deposit (or applicable Letter of Credit) shall not be reduced because only the condition set forth in clause (iv) above (as opposed to the conditions set forth in any of clauses (i), (ii) or (iii) above) ceases to exist on September 1 of the applicable calendar year, the Security Deposit (or applicable Letter of Credit) shall be so reduced on November 1 of the next succeeding calendar year, provided the conditions set forth in clauses (i),
(ii), (iii) and (iv) above exist on November 1 of the next succeeding calendar year, and provided further that the Security Deposit (or applicable Letter of Credit) shall be reduced only by the amount which the Security Deposit (or applicable Letter of Credit) would have been reduced in the preceding calendar year if all of the conditions set forth in clauses (i), (ii), (iii) and (iv) above existed. If the Security Deposit (or applicable Letter of Credit) is reduced pursuant to the foregoing provisions, Landlord shall return the amount of each such applicable reduction if Tenant paid the Security Deposit in cash or Tenant may replace and/or amend the Letter of Credit accordingly.

         7.       LANDLORD'S OBLIGATIONS

                  (a) SERVICES. Landlord shall furnish to Tenant (1) water at those points of supply provided for general use of tenants of the Building; (2) heated and refrigerated air conditioning ("HVAC") as appropriate, at such temperatures and in such amounts as are standard for comparable buildings in the vicinity of the Building; (3) janitorial service to the Premises on weekdays, other than holidays, for Building-standard installations (as more specifically set forth in the janitorial specifications attached hereto as EXHIBIT K) and such window washing as may from time to time be reasonably required; (4) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; and (5) electrical current during normal business hours for equipment that does not require more than 110 volts and whose electrical energy consumption does not exceed normal office usage. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage caused by a Tenant Party's gross negligence or wilful misconduct. If Tenant desires any of the services specified in Section 7.(a)(2) at any time other than between 8:00 a.m. and 6:00 p.m. on weekdays (excluding holidays), then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within ten days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing after-hour HVAC service to Tenant shall include costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance reasonably allocated by Landlord to providing such service.

                  (b) EXCESS UTILITY USE. Landlord shall not be required to furnish electrical current for equipment that requires more than 110 volts or other equipment whose electrical energy consumption exceeds normal office usage. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 7.(a), Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within ten days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

                  (c) RESTORATION OF SERVICES; ABATEMENT. Landlord shall use reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises for more than 10 consecutive business days because of the unavailability of any such service and such unavailability was not caused by a Tenant Party, then Tenant shall, as its exclusive remedy be entitled to a reasonable abatement of Rent for each consecutive day (after such 10-day period) that Tenant is so prevented from using the Premises.

         8.       IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.

                  (a) IMPROVEMENTS; ALTERATIONS. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld, delayed or conditioned; however, Landlord may withhold and/or condition its consent to any alteration or addition that would affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any Law. Notwithstanding the foregoing, Tenant may from time to time make alterations, additions or improvements to the Premises, without the consent of Landlord and without Landlord's approval of plans, provided: (i) the cost thereof shall not exceed Twenty-Five Thousand Dollars ($25,000) in the aggregate in any consecutive twelve-month period; (ii) Tenant shall, prior to commencing any such alterations, additions and/or improvements in the Premises in connection therewith, furnish Landlord with a complete set of plans and specifications for any such alterations, additions and/or improvements; (iii) such alterations, additions and/or improvements shall not involve or affect the exterior or the structure of the Building or any of the HVAC, mechanical, electrical, plumbing or fire safety systems of the Building; and (iv) Tenant shall comply with all requirements of this Lease with respect to such alterations, additions and/or improvements other than obtaining the prior approval of Landlord.

                  (b) REPAIRS; MAINTENANCE. Tenant shall maintain the Premises in a clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises other than reasonable wear and tear. Tenant shall repair or replace, subject to

Landlord's direction and supervision, any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within 30 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

                  (c) PERFORMANCE OF WORK. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned). Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all applicable Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the structural elements, and the plumbing, electrical lines, or other utility transmission facility). All such work which may affect the Building's HVAC, electrical, plumbing, other mechanical systems, or structural elements must be approved by the Building's engineer of record, at Tenant's expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work.

         Tenant shall provide to Landlord the names and addresses of all contractors and subcontractors and copies of contracts for all contractors and subcontractors, and upon completion of any work shall promptly furnish Landlord with full and final waivers of lien covering all labors and materials included in the work in question.

                  (d) MECHANIC'S LIENS. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

         9. USE. Tenant shall occupy and use the Premises only for the Permitted Use and uses ancillary thereto, and for no other purposes, and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The population density within the Premises as a whole shall at no time exceed one person for each 200 rentable square feet in the Premises. Tenant shall not conduct second or third shift operations within the Premises; however, Tenant may use the Premises after normal business hours, so long as Tenant is not generally conducting business from the Premises after normal business hours. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any Hazardous Materials (except in accordance with Section 25.(t) below). If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

         10.      ASSIGNMENT AND SUBLETTING

                  (a) TRANSFERS. Except as provided in Section 10.(g), Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant (except that Tenant may permit the transfer of an ownership interest in Tenant that results in a change in the current control of Tenant if such change in control occurs as a result of an initial public offering of shares of Tenant), (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10.(a)(1) through 10.(a)(6) being a "TRANSFER").

                  (b) CONSENT STANDARDS. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the proposed transferee is creditworthy, has a good reputation in the business community, will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing) and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building (provided, however, no present or future agreement shall prohibit the use of the Premises for the Permitted Use, is not a governmental entity, or subdivision or agency thereof, and is not another occupant of the Building or person or entity with whom Landlord is negotiating to lease space in the Building; otherwise, Landlord may withhold its consent in its sole discretion.

                  (c) REQUEST FOR CONSENT. If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information reasonably required to determine the creditworthiness of a proposed transferee; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $750 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer.

                  (d) CONDITIONS TO CONSENT. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes

Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

                  (e) CANCELLATION. Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to an assignment or subletting (except for an assignment or sublease to a Permitted Transferee), cancel this Lease as to the portion of the Premises proposed to be sublet (if the sublease is for more than twenty percent (20%) of the Premises and for more than seventy-five percent (75%) of the then-remaining Term) or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

                  (f) ADDITIONAL COMPENSATION. Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, legal fees, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby.

                  (g) PERMITTED TRANSFERS. Notwithstanding Section 10.(a), Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises (a "PERMITTED TRANSFER") to the following types of entities (a "PERMITTED TRANSFEREE") without the written consent of Landlord:

                           (1)      an Affiliate of Tenant;

                           (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and
         (B) the Tangible Net Worth of the surviving or created entity is not less than the greater of (i) the Tangible Net Worth of Tenant as of the date hereof, or (ii) the Tangible Net Worth of Tenant at the time of any such Permitted Transfer; or

                           (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's stock or assets if such entity's Tangible Net Worth after such acquisition is not less than the greater of (i) the Tangible Net Worth of Tenant as of the date hereof, or (ii) the Tangible Net Worth of Tenant at the time of any such Permitted Transfer.

         Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building, Landlord or other tenants of the Building. At least 30 days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with copies of the instrument effecting any of the foregoing Transfers and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "TANGIBLE NET WORTH" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee to any person other than a Permitted Transferee shall be subject to Landlord's prior written consent (which Landlord may grant or deny in its sole discretion).

         11.      INSURANCE; WAIVERS; SUBROGATION; INDEMNITY

                  (a) INSURANCE. Tenant shall maintain throughout the Term the following insurance policies: (1) commercial general liability insurance in amounts of $3,000,000 per occurrence or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective Affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises,
(3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (4) worker's compensation insurance, containing a waiver of subrogation endorsement reasonably acceptable to Landlord, and (5) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence reasonably satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall use reasonable efforts to obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies.

All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

                  (b) WAIVER OF NEGLIGENCE; NO SUBROGATION. Landlord and Tenant each waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "LOSS"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, REGARDLESS OF WHETHER THE NEGLIGENCE OF THE OTHER PARTY CAUSED SUCH LOSS; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                  (c) INDEMNITY. Subject to Section 11.(b), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (1) any Loss arising from any occurrence on the Premises (other than any Loss arising out of a breach of Tenant's obligations under Section 25.(t), which shall be subject to the indemnity in such section) or (2) Tenant's failure to perform its obligations under this Lease, except to the extent caused by the negligence or fault of Landlord or its agents. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

                  (d) LANDLORD'S INSURANCE. Landlord shall carry throughout the Term of this Lease (i) fire and extended coverage insurance on the Building for at least 90% of the full replacement value, and (ii) commercial general liability insurance with respect to all common areas of the Building.

         12.      SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE

                  (a) SUBORDINATION. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "LANDLORD'S MORTGAGEE"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

                  (b) ATTORNMENT. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                  (c) NOTICE TO LANDLORD'S MORTGAGEE. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

                  (d) LANDLORD'S MORTGAGEE'S PROTECTION PROVISIONS. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord) except as expressly provided for in this Lease; and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

                  (e) SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT. Simultaneously upon Tenant's and Landlord's respective execution of this Lease, Tenant and Landlord shall execute a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit L. Landlord shall return a fully executed Subordination, Non-disturbance and Attornment Agreement in the form attached hereto as EXHIBIT L from the Indenture Trustee named therein as soon as reasonably possible. Landlord shall use reasonable efforts to obtain a so-called "subordination, nondisturbance and attornment agreement" from any future Landlord's Mortgagee.

         13. RULES AND REGULATIONS. Tenant shall comply with the rules and regulations of the Building which are attached hereto as EXHIBIT C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

                  To the extent there are an inconsistencies between the provisions of this Lease and the rules and regulations of the Building, the provisions of this Lease shall control. Notwithstanding any provisions of the rules and regulations to the contrary set forth on EXHIBIT C: (a) Tenant may hang pictures for decorative purposes only on the walls of the Premises, but shall use reasonable efforts to minimize any damage caused thereto; (b) Tenant may install four (4) snack and soda vending machines within the Premises; and
(c) Tenant may have ice and mineral and/or bottled water delivered to the Premises by reputable vendors during normal business hours.

         14.      CONDEMNATION.

                  (a) TOTAL TAKING. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "TAKING"), this Lease shall terminate as of the date of the Taking.

                  (b) PARTIAL TAKING - TENANT'S RIGHTS. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 180 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a proportionate basis as to that portion of the Premises rendered untenantable by the Taking.

                  (c) PARTIAL TAKING - LANDLORD'S RIGHTS. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of
Section 14.(b).

                  (d) AWARD. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

         15.      FIRE OR OTHER CASUALTY

                  (a) REPAIR ESTIMATE. If the Premises or the Building are damaged by fire or other casualty (a "CASUALTY"), Landlord shall, within 90 days after such Casualty, deliver to Tenant a good faith estimate (the "DAMAGE NOTICE") of the time needed to repair the damage caused by such Casualty.

                  (b) LANDLORD'S AND TENANT'S RIGHTS. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 210 days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 15.(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a proportionate basis from the date of damage until the completion of the repair, unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

                  (c) LANDLORD'S RIGHTS. If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.

                  (d) REPAIR OBLIGATION. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, and other improvements (with exception of the improvements or a portion of the improvements, as the case may be, which are constructed with the Construction Allowance) which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. If the Premises are not substantially restored within 210 days after a Casualty (notwithstanding anything contained in Section 25(c) to the contrary, such 210 day period may be extended for a period not to exceed 180 additional days due to force majeure events), Tenant shall have the right to terminate this Lease upon at least 30 days prior written notice; provided, however, if Landlord substantially restores the Premises within said thirty-day period, Tenant's termination notice shall be null and void and the provisions of this Lease shall remain in full force and effect.

         16. PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon written demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

         17. EVENTS OF DEFAULT. Each of the following occurrences shall be an "EVENT OF DEFAULT":

                  (a) Tenant's failure to pay Rent within five days after Landlord has delivered notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 17.(a) on two occasions during the twelve (12) month interval preceding such failure by Tenant;

                  (b) For more than sixty (60) consecutive days or more than sixty (60) days in a one hundred fifty (150) day period, Tenant abandons the Premises or any substantial portion thereof;

                  (c) Tenant fails to comply with the Permitted Use set forth herein and the continuance of such failure for a period of five (5) days after Landlord has delivered to Tenant written notice thereof;

                  (d) Tenant fails to provide any estoppel certificate within the time period required under Section 25.(e) and such failure shall continue for five days after written notice thereof from Landlord to Tenant;

                  (e) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; provided that if the default is of such a nature that it may not be reasonably cured within 30 days, then no Event of Default shall occur hereunder if Tenant commences curing within such 30 day period and thereafter diligently and continuously pursues such cure to completion within a period of not more than 60 days after the delivery of such notice; and

                  (f) The filing of a petition by or against Tenant (the term "TENANT" shall include, for the purpose of this Section 17.(f), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law;
(3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

         17A. LANDLORD'S DEFAULT. Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within 30 days after notice by Tenant to Landlord, which notice shall specify the nature of such failure of performance; provided, however, that Landlord shall not be in default hereunder if any such failure of performance is of such a nature that Landlord cannot reasonably remedy the same within such 30 day period, Landlord commences within such 30 day period to cure such failure of performance and thereafter in good faith and with diligence and continuity prosecutes such cure to completion, subject to unavoidable delays.

         18. REMEDIES. Upon an Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder, take any of the following actions:

                  (a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under
Section 19.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term plus Landlord's estimate of aggregate expenses of reletting to the Premises, discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Northeast Edition, in its listing of "Money Rates" minus one percent, minus (B) the then present fair rental rate value of the Premises for such period, similarly discounted;

                  (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term as they would become due under the terms of this Lease, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all out-of-pocket costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this

Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a); or

                  (c) Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

         Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity; (ii) shall be cumulative; and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Notwithstanding the foregoing, Landlord shall only recover its damages allowed hereunder once.

         19.      PAYMENT BY TENANT; NON-WAIVER

                  (a) PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property,
(3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

                  (b) NO WAIVER. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord or Tenant of any violation or breach of any of the terms contained herein shall waive Landlord's or Tenant's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

         20. LANDLORD'S LIEN. Intentionally omitted, provided that the deletion of this Section shall not be construed to be a waiver of Landlord's lien rights provided by law, if any.

         21. SURRENDER OF PREMISES. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord, except upon expiration of this Lease or earlier termination by Tenant pursuant to the provisions of this Lease. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant shall remove all trade fixtures which have not become part of the Premises, equipment, furniture, and personal property placed in the Premises by Tenant, and all such alterations, additions, improvements and wiring which, when approved by Landlord, were required to be removed from the Premises at the earlier expiration or termination of the Term of this Lease, and may remove all such fixtures, alterations, additions, improvements and wiring which, when approved by Landlord, were permitted to be removed by Tenant from the Premises at the earlier expiration or termination of the Term of this Lease. Additionally, at Landlord's option, Tenant shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, cabling, and furniture as Landlord may request; however, Tenant shall not be required to remove any addition or improvement to the Premises if Landlord has specifically agreed in writing that the improvement or addition in question need not be removed. Tenant shall repair all damage caused by such removal. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure or other exercise of Landlord's rights in respect of the security interest granted under Section 20. The provisions of this Section 21 shall survive the end of the Term.

         22. HOLDING OVER. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rent equal to the greater of (a) 150% of the daily Basic Rent payable during the last month of the Term, or (b) 125% of the prevailing rental rate in the Building for similar space. The provisions of this Section 22 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

         23. CERTAIN RIGHTS RESERVED BY LANDLORD. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

                  (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises (at reasonable times and after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

                  (b) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

                  (c) To enter the Premises at reasonable hours and upon reasonable prior notice (which may be oral notice) to show the Premises to prospective purchasers, lenders, or, during the last 12 months of the Term, tenants.

         24.      INTENTIONALLY OMITTED.

         25.      MISCELLANEOUS.

                  (a) LANDLORD TRANSFER. Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes Landlord's obligations hereunder in writing.

                  (b) LANDLORD'S LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

                  (c) FORCE MAJEURE. Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance) and Landlord's delay in the delivery of possession of the Premises to Tenant, whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

                  (d) BROKERAGE. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Fallon Hines & O'Connor and The McPherson Corporation, whose commission shall be paid by Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

                  (e) ESTOPPEL CERTIFICATES. From time to time, Tenant shall furnish to any party designated by Landlord, within ten days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee or a prospective purchaser or mortgagee of the Building, the initial form of estoppel certificate to be signed by Tenant (in substantially the same form) is attached hereto as EXHIBIT F. Landlord shall furnish to Tenant, within a reasonable time after Tenant has made a request therefor, a certificate signed by Landlord confirming and containing such factual certifications and representations as to this Lease as Tenant may reasonably request.

                  (f) NOTICES. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                  (g) SEPARABILITY. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

                  (h) AMENDMENTS; AND BINDING EFFECT. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing signed by Landlord or Tenant, as applicable, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord or Tenant to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                  (i) QUIET ENJOYMENT. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

                  (j) NO MERGER. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                  (k) NO OFFER. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                  (l) ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

                  (m) WAIVER OF JURY TRIAL. To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

                  (n) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

                  (o) JOINT AND SEVERAL LIABILITY. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

                  (p) FINANCIAL REPORTS. Within 15 days after Landlord's written request therefor, which request shall not occur more than once in each calendar year and shall be in anticipation of selling, financing or refinancing (unless an Event of Default exists hereunder, in which case Landlord may make periodic requests), Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant's most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (1) to Landlord's Mortgagee or prospective purchasers of the Building,
(2) in litigation between Landlord and Tenant, and (3) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 25.(p) more than once in any 12-month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

                  (q) LANDLORD'S FEES. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within ten days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

                  (r) TELECOMMUNICATIONS. Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed). Notwithstanding any provisions of this
Section 25(r) to the contrary, and provided Tenant obtains Landlord's prior written consent as aforesaid, Tenant may make or perform certain installation affecting Tenant's telecommunications systems provided that: (i) any such installations only affect the Premises; (ii) no such installations affect any of the Building mechanical, electrical or plumbing systems; (iii) Tenant shall promptly repair and restore any damage caused by any such installation; and (iv) upon Landlord's request, at the earlier termination or expiration of this Lease, Tenant shall restore the Premises to the condition that existed on the date of this Lease if, at the time of its approval of the same, Landlord requires that any and/or all such installations be removed at the earlier termination or expiration of this Lease.

                  (s) CONFIDENTIALITY. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent, other than a Tenant Party and Tenant's lenders, accountants, attorneys, brokers, investors, underwriters and other advisors on a need to know basis only provided such advisors agree to keep the terms and conditions of this Lease confidential or to the extent required to be disclosed by Tenant (or its officers, employees, agents and/or consultants) in connection with any litigation proceeding and/or in order to comply with any federal, state or municipal laws, regulations, rules, ordinances and/or with a judicial or administrative directive and/or any rules or regulations of any stock exchange. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

                  (t) HAZARDOUS MATERIALS. The term "HAZARDOUS MATERIALS" means any substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this
Section 25.(t), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this Section 25.(t). This indemnity provision shall survive termination or expiration of the Lease.

                  (u) LIST OF EXHIBITS. All exhibits and attachments attached hereto are incorporated herein by this reference.

                      Exhibit A        -        Outline of Premises
                      Exhibit B        -        Legal Description of Building
                      Exhibit C        -        Building Rules and Regulations
                      Exhibit D        -        Tenant Finish-Work:  Allowance
                      Exhibit E        -        Amendment No. 1
                      Exhibit F        -        Form of Tenant Estoppel Certificate
                      Exhibit G        -        Parking
                      Exhibit H        -        Renewal Option
                      Exhibit I        -        Sample Letter of Credit
                      Exhibit J        -        Right of First Offer
                      Exhibit K        -        Janitorial Specifications
                      Exhibit L        -        Subordination, Non-Disturbance and Attornment
                                                Agreement

                  (v) TIME OF ESSENCE. Time is of the essence of this Lease and each and all of its provisions.

                  (w) NOTICE OF LEASE. Tenant agrees not to record this Lease and, subject to the provisions of Section 25(s) above, to keep the terms of this Lease confidential, but each party hereto agrees, at the request of the others to execute a so-called Notice of Lease in recordable form complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the Rent or other charges payable by Tenant hereunder.

                  (x) FAILURE OF TENANT TO CONTINUOUSLY OCCUPY THE PREMISES. If, for more than sixty (60) consecutive days or more than sixty (60) days in a one hundred fifty (150) day period, Tenant (1) vacates the Premises or any substantial portion thereof or (2) fails to continuously operate its business in the Premises, Landlord may terminate this Lease upon giving written notice to Tenant as of the date specified in such notice. If Landlord terminates this Lease, then this Lease shall terminate and neither party shall have any further obligations hereunder as of the termination date except as otherwise provided herein and Tenant shall pay to Landlord all Rent accrued through the termination date. Thereafter, Landlord may lease the Premises (or any portion thereof) to any person without liability to Tenant.

         26. OTHER PROVISIONS. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, (i) TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND (ii) TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Lease Agreement to be duly executed as a Massachusetts instrument under seal as of the day and year first above written.

                               TENANT:

                               ART TECHNOLOGY GROUP, INC.,
                               a Delaware corporation


                               By:               /s/ Mahendrajeet Singh
                                    ---------------------------------------
                                     Name:       Mahendrajeet Singh
                                           --------------------------------
                                     Title:      President/CEO
                                            -------------------------------



                               LANDLORD:

                               DVPT LIMITED
                               PARTNERSHIP, a Delaware limited partnership

                               By: New DVPT Corp., a Delaware corporation, its general partner

                               By:             /s/ Brian Ainsworth
                                   ----------------------------------------
                               Name:   Brian Ainsworth
                                     --------------------------------------
                               Title:    Vice President
                                       ------------------------------------

                                    EXHIBIT A


                               OUTLINE OF PREMISES

                                    EXHIBIT B


                          LEGAL DESCRIPTION OF BUILDING

         Beginning at a point, said point being the intersection of the westerly sideline of First Street and the northerly sideline of Thorndike Street in the City of Cambridge, County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

N 80(degree)- 28' - 11" W           Along the northerly sideline of Thorndike Street a distance of Four Hundred and Thirty Eight Hundredths feet (400.38') to a point, said point being the intersection of the northerly sideline of Thorndike Street and the easterly sideline of Second Street, thence turning and running;

N 09(degree)- 31' - 49" E           Along the easterly sideline of Second Street a distance of Sixty and no
                                    Hundredths feet (60.00'), to a point, thence turning and running;

S 80(degree)- 28' - 11" E           A distance of One Hundred and No Hundredths feet (100.00') to a point, thence turning and running;

N 09(degree)- 36' - 54" E           A distance of One Hundred Forty and Seventy-Two Hundredths feet (140.72')
                                    to a point, said being along the southerly sideline of Otis Street, thence turning and running;

S 80(degree)- 21' - 10" E           Along said southerly sideline of Otis Street a distance of Three Hundred and
                                    No Hundredths feet (300.00') to a point, said point being the intersection of said southerly sideline of Otis Street and the westerly sideline of First Street, thence turning and running;

S 09(degree)- 28' - 49" W           Along said westerly sideline of First Street a distance of Two Hundred and
                                    Eleven Hundredths feet (200.11') to a point of beginning.

         Appurtenant to this parcel are leasehold parking rights as set forth in a lease dated November 18, 1985 by and between Charlesport Limited Partnership and the City of Cambridge a Notice of which was recorded in Deeds at Book 18968, Page 68 for 250 parking spaces in Cambridge and leasehold parking rights as set forth in a Lease dated March 10, 1985 made by and between the City of Cambridge and Charlesport Limited Partnership, a Notice of which was recorded in Deeds at Book 16059, Page 516.

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

         The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, and the appurtenances thereto:

         1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes oth`er than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

         2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

         3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

         4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

         5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

         6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

         7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

         8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

         9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

         10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

         11. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

         12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

         13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

         14. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord.

         15. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

         16. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot." Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

         17. No tenant may enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building unless accompanied by Landlord or the Building manager.

                                    EXHIBIT D


                          TENANT FINISH-WORK: ALLOWANCE

         1. Except as set forth in this Exhibit, Tenant accepts the Premises in their "AS-IS" condition on the date that this Lease is entered into.

         2. Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not unreasonably be withheld, delayed or conditioned), of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this
Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. If any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record (which approval shall not be unreasonably withheld, delayed or conditioned). Landlord's approval or disapproval, as the case may be, of the final working drawings (inclusive of any approval required by the Building's engineer of record) shall be completed within ten (10) business days of Landlord's receipt of such working drawings. If Landlord disapproves the final working drawings, Landlord shall specify the reasons for such disapproval in writing to Tenant. Landlord's approval of such working drawings shall not be unreasonably withheld, delayed or conditioned, provided that (a) they comply with all applicable laws, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant), and (d) the improvements do not affect the Building's structure or any of its HVAC, electrical, mechanical or plumbing systems. As used herein, "WORKING DRAWINGS" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "WORK" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Landlord shall, at Tenant's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord (which approval shall not be withheld, delayed or conditioned), and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed.

         3. The Commencement Date shall be extended by one day for each day of LANDLORD DELAY (as hereinafter defined). "LANDLORD DELAY" is hereby defined as limited to (i) any actual delay in the construction of the Work that is caused by Landlord's removal of the staircase located in the Premises connecting the second floor to the third floor and/or Landlord's restoration of the second and third floors resulting therefrom to the condition that otherwise exists in building #1 and/or (ii) any actual delay in the Commencement Date that is caused by Landlord's failure to approve or disapprove of the final working drawings within the time period set forth above.

         Landlord Delay, if any, shall be calculated on a net basis taking into account time savings, if any, caused by Landlord so that any time saved from such actions shall be offset against delays caused by Landlord's actions, and Landlord Delay shall include only delays, if any, directly attributable to Landlord (or Landlord's architect, Building Engineer or agents) and shall exclude delays attributable to Tenant's architect, Tenant's contractor or subcontractors or suppliers and shall exclude delays attributable to Force Majeure Delays.

         Tenant must identify any claimed Landlord Delay by written notice and delivered to Landlord within five (5) business days following the commencement of any claimed Landlord Delay ("LANDLORD DELAY NOTICE"). The Landlord Delay Notice shall specify the cause of the Landlord Delay as well as the estimated number of days the Commencement Date will be delayed by such Landlord Delay. Tenant may not claim any Landlord Delay which has not been timely documented by a Landlord Delay Notice, which does not actually cause a delay in the Commencement Date beyond ninety (90) days following the date Landlord delivers possession of the Premises to Tenant, or that is offset by a time saving caused by Landlord. Landlord shall have the right to contest any claimed Landlord Delay by written notice to Tenant given within five (5) business days following receipt of the Landlord Delay Notice.

         4. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced. Promptly upon Landlord's approval of the Working Drawings and delivery of the Premises to Tenant, Tenant shall commence the construction of the Work and diligently and continuously pursue the completion of the same. The Work shall be performed in a good and workmanlike manner free of defects, shall conform strictly with the Working Drawings, and shall be performed in such a manner and at such times as not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (E.G., elevators, excess electricity, etc.), provided that such Building facilities shall be available at a minimum as set forth in Sections 7(a)(1) - (5) of this Lease.

         5. The entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction, labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "TOTAL CONSTRUCTION COSTS") in excess of the Construction Allowance (as hereinafter defined) shall be paid by Tenant.

         6. Landlord shall provide to Tenant a construction allowance (the "CONSTRUCTION ALLOWANCE") equal to $18.00 per rentable square foot in the Premises. If the Total Construction Costs are less than the Construction Allowance, the balance of the Construction Allowance shall be applied to the Rent due hereunder by Tenant.

         Subject to the terms and conditions of this Lease, Landlord shall pay the Construction Allowance to Tenant for the purpose of financing a portion of the Work. As conditions to Tenant's right to receive the Construction Allowance:
(i) Tenant shall not be in default under the Lease; (ii) the Lease shall be in full force and effect; (iii) the Work, or a portion of the Work, shall be, in Landlord's reasonable discretion, substantially complete; (iv) Tenant shall furnish to Landlord: (A) if the entire Work is substantially complete, a Certificate of Occupancy respecting the Premises; and (B) such evidence as Landlord may reasonably require to evidence that all persons furnishing or supplying labor and materials in connection with the construction of the Work, or in the case of completion of a portion of the Work, have been paid and that no lien exists of record with respect thereto; and (v) Tenant shall not request any portion of the Construction Allowance more than once a month. Landlord shall fund the Construction Allowance within twenty (20) business days from Tenant's written request for the same provided that Tenant has complied with the requirements set forth in the preceding sentence. Upon paying the full amount of the Construction Allowance to Tenant in accordance with the provisions hereof, Landlord shall have no further obligation to extend any credit to Tenant.

         7. In consideration for Landlord's management and supervision of services performed in connection with the Work, Tenant shall pay to Landlord, within ten (10) business days after demand therefor, the actual costs incurred by Landlord to review the working drawings and/or any drafts and/or modifications thereto and to review the construction of the Work; provided, however, such costs shall not exceed five percent (5%) of the cost of the Work (excluding the construction management fee).

                                    EXHIBIT E


                                 AMENDMENT NO. 1

         This Amendment No. 1 (this "AMENDMENT") is executed as of __________, 199_ between DVPT Limited Partnership, a Delaware limited partnership ("LANDLORD"), and Art Technology Group, Inc., a Delaware corporation ("TENANT"), for the purpose of amending the Lease Agreement between Landlord and Tenant dated __________, 1999 (the "LEASE"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

                                   AGREEMENTS

         For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

         1. CONDITION OF PREMISES. Tenant has accepted possession of the Premises pursuant to the Lease. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties under the Lease with respect to such initial tenant improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

         2. COMMENCEMENT DATE. The Commencement Date of the Lease is _____________, 199_. If the Commencement Date set forth in the Lease is different than the date set forth in the preceding sentence, then the Commencement Date as contained in the Lease is amended to be the Commencement Date set forth in the preceding sentence.

         3. EXPIRATION DATE. The Term is scheduled to expire on _________, 2006, as such Term may be extended pursuant to the provisions of the Lease. If the scheduled expiration date of the initial Term as set forth in the Lease is different than the date set forth in the preceding sentence, then the scheduled expiration date as set forth in the Lease is hereby amended to the expiration date set forth in the preceding sentence.

         4. CONTACT NUMBERS. Tenant's telephone number in the Premises is _______________ . Tenant's telecopy number in the Premises is ____________.

         5. RATIFICATION. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

         6. BINDING EFFECT; GOVERNING LAW. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State in which the Premises is located.

         7. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

         Executed as of the date first written above.

                                    TENANT:

                                    ART TECHNOLOGY GROUP, INC.,
                                    a Delaware corporation


                                    By:
                                        ----------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

                                    LANDLORD:

                                    DVPT LIMITED PARTNERSHIP, a Delaware
                                    limited partnership

                                    By:        New DVPT Corp., a Delaware
                                               corporation, its general partner


                                               By:
                                                   -----------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------

                                    EXHIBIT F


                       FORM OF TENANT ESTOPPEL CERTIFICATE

         The undersigned is the Tenant under the Lease (defined below) between
                  , a                , as Landlord, and the undersigned as
Tenant, for the Premises on the       floor(s) of the office building located
at       ,        and commonly known as              , and hereby certifies as
follows:

         1. The Lease consists of the original Lease Agreement dated as of ___________ , 199__ between Tenant and Landlord ['S PREDECESSOR-IN-INTEREST] and the following amendments or modifications thereto (if none, please state "none"):







The documents listed above are herein collectively referred to as the "LEASE" and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

         2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

         3. The Term commenced on _________ , 199__ and the Term expires, excluding any renewal options, on __________ , 200__, and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

         4. Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"):

         5. All monthly installments of Basic Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ____________ . The current monthly installment of Basic Rent is $______.

         6. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

         7. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

         8. No rental has been paid more than thirty (30) days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

         9. If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

         10. There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

         11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

         12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

         13. Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

Executed as of       , 199   .

                                    TENANT:                                    ,
                                             -----------------------------------
                                    a
                                      ------------------------------------------


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    EXHIBIT G


                                     PARKING

         Reference is made to that certain Lease Agreement for Parking Spaces in the East Cambridge Parking Facility, dated November 18, 1985, as amended by a certain First Amendment of Lease of undated date in January, 1988 and as further amended by a certain Second Amendment of Lease dated August 19, 1993 and as affected by that certain extension letter agreement dated May 15, 1995, between the City of Cambridge, as lessor, and Landlord's predecessor-in-interest, Charlesport Limited Partnership, as lessee (as so amended and affected, the "Parking Lease"). Pursuant to the provisions of the Parking Lease, Landlord has leased from the City of Cambridge certain parking spaces in the garage facility known as the East Cambridge Parking Facility located at the corner of First Street and Thorndike Street in Cambridge, Massachusetts (the "Parking Garage"). Landlord hereby subleases to Tenant and Tenant hereby subleases from Landlord sixty (60) of such parking spaces (on an unassigned, non-reserved basis) during the Term of this Lease at the current monthly rate provided for in the Parking Lease, as adjusted from time to time. If Landlord and Tenant agree to expand the Premises pursuant to the provisions of this Lease or otherwise, Landlord shall agree to sublease to Tenant, and Tenant shall elect to sublease from Landlord at the time of any such expansion, one (1) additional parking space for each additional 1,000 rentable square feet leased by Tenant in accordance with the provisions of this EXHIBIT G to the extent any additional parking spaces are available for sublease. Landlord may, pursuant to Section 13 hereof, establish rules and regulations regarding the parking spaces in the Parking Garage. Tenant's sublease of the parking spaces is subject to the terms of the Parking Lease, as amended form time to time. Tenant acknowledges and agrees to be bound by every covenant, condition and restriction set forth in the Parking Lease. Provided Tenant is not in default under this Lease, Landlord shall not terminate the Parking Lease at least as such Parking Lease relates to the parking spaces Landlord is subleasing to Tenant hereunder. In the event the Parking Lease is for any reason terminated before the expiration of this Lease, Tenant's rights under this Exhibit G shall also terminate as of the effective date of termination of the Parking Lease, except with respect to the duties and obligations of Landlord and Tenant, actual or contingent, which have accrued prior to the date of such termination. If, for any reason, Landlord is unable to provide all or any portion of the parking spaces to which it is entitled hereunder, then Tenant's obligation to pay for such spaces shall be abated for so long as Tenant does not have the use thereof; this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord because of Landlord's failure or inability to provide Tenant with such parking spaces.

                                    EXHIBIT H


                                 RENEWAL OPTION

         Provided no Event of Default exists and Tenant or a Permitted Transferee is occupying the entire Premises at the time of such election, Tenant may renew this Lease for one additional period of five (5) years, by delivering written notice of the exercise thereof to Landlord not later than nine (9) months before the expiration of the Term. The Basic Rent payable for each month during such extended Term shall be the "FAIR MARKET RENTAL RATE" (determined as set forth below), at the commencement of such extended Term, for renewals of space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account. Within thirty (30) days after receipt of Tenant's notice to renew but in any event not earlier than fourteen (14) months prior to the commencement of the five-year extension term, Landlord shall deliver to Tenant written notice of the Fair Market Rental Rate and shall advise Tenant of the required adjustment to Basic Rent, if any, and the other terms and conditions offered. Tenant shall, within ten (10) days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Fair Market Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord's determination of the Fair Market Rental Rate (and failure of Tenant to notify Landlord within the time period prescribed above shall be deemed acceptance), then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

                  (a) Basic Rent shall be adjusted to the Fair Market Rental
Rate;

                  (b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing; and

                  (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

If Tenant rejects Landlord's determination of the Fair Market Rental Rate, Tenant may, but only within ten (10) days after receipt of Landlord's notice, require by written notice to Landlord that the determination of Fair Market Rental Rates be made by brokers. In such event, within ten (10) days thereafter, each party shall select a qualified commercial real estate broker with at least ten (10) years experience in appraising property and buildings in the city or submarket in which the Premises are located. The two brokers shall give their opinion of Fair Market Rental Rates within ten (10) days after their retention. In the event the opinions of the two brokers differ and, after good faith efforts over the succeeding ten (10) day period, they cannot mutually agree, the brokers shall immediately and jointly appoint a third broker with the qualifications specified above. This third broker shall immediately (within five
(5) days) choose either the determination of Landlord's broker or Tenant's broker and such choice of this third broker shall be final and binding on

Landlord and Tenant. Each party shall pay its own costs for its real estate broker. The parties shall equally share the costs of any third broker. The parties shall immediately confirm the renewal term, Basic Rent and the other terms and conditions so determined, in writing.

         Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises to any person other than a Permitted Transferee or to the sublessee(s) consented to by Landlord in accordance with the provisions of this Lease provided said sublessee(s) sublease(s), in the aggregate, occupy less than twenty percent (20%) of the Premises for less than seventy-five percent (75%) of the then-remaining Term, (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof, or
(4) Landlord determines, in its sole but reasonable discretion, that Tenant's financial condition or creditworthiness has materially deteriorated since the date of this Lease.

                                    EXHIBIT I


                             SAMPLE LETTER OF CREDIT


Beneficiary/Landlord:                         Issuance Date:
DVPT Limited Partnership                      ______________________, 1999
c/o Archon Group, L.P.
1275 K Street NW, Suite 900                   Irrevocable Standby Letter
Washington, DC  20005                         of Credit No. _______________

Applicant/Accountee/Tenant:                   Credit Amount:
Art Technology Group, Inc.                    USD $1,500,000.00.
                                              Up to an Aggregate Thereof
-----------------------------
                                              Date and Place of Expiry:
-----------------------------

-----------------------------                 ---------------,
                                              At Our Counters in Boston, MA

Ladies and Gentlemen:

         We hereby issue our irrevocable standby letter of credit in your favor for the account of the applicant for an aggregate amount not to exceed ONE MILLION FIVE HUNDRED THOUSAND and 00/100 ($1,500,000.00) US DOLLARS available for payment by presentation of your draft(s) drawn on ourselves at sight, and accompanied by the following documents:

         1. Your statement/certificate, on your letterhead, signed by a person purporting to be your authorized officer/representative, appropriately completed in the following form:

         A. "The undersigned, an authorized officer/representative of DVPT Limited Partnership (the "Landlord"), hereby certifies with regard to __________ standby letter of credit no. __________ that Art Technology Group, Inc. (the "Tenant") is in default relative to the Lease Agreement dated ________________, 1999 (the "Lease") by and between Landlord and Tenant and such default has continued uncured beyond all applicable notice and grace periods."

                  OR

         B. "We are in receipt of _______________ Notice of Non-Extension of its letter of credit no. _______________ and Art Technology Group, Inc. (the "Tenant") has failed to provide a replacement letter of credit reasonably acceptable to us as of the date of our drawing and the Tenant remains liable to us pursuant to the Lease."

         2. The original of this letter of credit (for endorsement of drawing), which will be returned unless the credit is fully utilized.

         Partial drawings are permitted.

         Draft(s) must indicate the name of the issuing bank, the letter of credit number and must be presented at this office (the address specified below).

         It is a condition of this letter of credit that it shall be deemed automatically extended without amendment for an additional period of one year from the present or each future expiration date hereof, but not beyond _________________, unless at least forty-five (45) days prior to any such expiration date we notify you by certified mail, that we elect not to so extend this letter of credit for any such additional period. Upon receipt by you of such notice, you may draw hereunder your draft(s) at sight on ourselves for the then full amount of this letter of credit accompanied by your statement as specified above.

         It is another condition of this Letter of Credit that the credit amount shall be automatically reduced to the amount and on the respective dates set forth below if and when the letter of credit is automatically extended unless at least thirty (30) days prior to such date of reduction we receive your statement by certified mail in the following form: "The undersigned, an authorized officer/ representative of DVPT Limited Partnership, hereby certifies with regard to ___________________ Standby Letter of Credit No. ____________ that under the terms of the Lease the credit amount shall not be reduced." Upon receipt of such statement the credit amount will not be automatically reduced but shall remain at the amount in place immediately prior to the receipt of such statement. Following our receipt of such statement, the reduction schedule contained herein shall be canceled and deleted and this Letter of Credit is subject to further reduction only upon your subsequent statement received by us by certified mail at least thirty (30) days prior to the specified reduction date in the following form: "The undersigned, an authorized officer/representative of DVPT Limited Partnership, hereby certifies with regard to ______________________ Standby Letter of Credit No. _______________ that under the terms of the Lease the credit amount shall be reduced to (insert amount) on (insert date)."

         The reduction schedule is as follows:

                  Date of Reduction                  Reduced Security Deposit Amount
                  -----------------                  -------------------------------

                  September 1, 2001                                       $1,250,000.00
                  September 1, 2002                                       $1,000,000.00
                  September 1, 2003                                         $750,000.00

         This letter of credit is transferable in its entirety, but not in part, to any successor landlord under the Lease and may be successively transferred. If it is your intention to transfer your interest hereunder, kindly return the letter of credit to us for appropriate endorsement and furnish us with your instructions. Please note your signature on your request for transfer must be authenticated by your bank. (Transfer form is attached.) In the event of transfer all required documents are to be signed by the transferee.

         This letter of credit sets forth in full the terms of our obligations to you, and our undertaking shall not in any way be amended or amplified by reference to any documents, instruments or any agreement referred to herein or to which this letter of credit related, and such reference, if any, shall not be deemed to incorporate herein by reference any document, instrument or agreement.

         Except as otherwise expressly stated herein, this letter of credit is subject to the "Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication N. 500 (1993 Revision)".

         We engage with you that all draft(s) drawn under and in compliance with the terms and conditions of this letter of credit shall be duly honored on presentation to us at our office at _______________, Boston, MA _______, Attn:
_______________, ____ Floor on or before the expiring date as specified above or any automatically extended date herein before set forth.

                                Very truly yours,



                                By:
                                      -------------------------------
                                      Name:
                                      Title:

                                    TRANSFER

         This form is to be used where a Letter of Credit is transferred in its entirety and no substitution of invoices is involved.

                                      Date


                      Re:  Credit            issued or advised by

                          -----------------------------


Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:


                          ----------------------------
                          (NAME OF SECOND BENEFICIARY)

                          ----------------------------
                                    (ADDRESS)

                          ----------------------------
                             (NAME OF ADVISING BANK)

                          ----------------------------
                                    (ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

1. BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE SECOND BENEFICIARY AND THE SECOND BENEFICIARY SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENT, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE SECOND BENEFICIARY WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

         THE ADVICE OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECT TO THE SECOND BENEFICIARY WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR ADVISE THE LETTER OF CREDIT TO THE SECOND BENEFICIARY BY TELEX/SWIFT.

SIGNATURE AUTHENTICATED                    VERY TRULY YOURS,


(BANK)
                                           BY:
                                                      --------------------------
(AUTHORIZED SIGNATURE)                          NAME:
                                                TITLE:

                                    EXHIBIT J


                              RIGHT OF FIRST OFFER

         Subject to the rights of then-existing tenants to continue to occupy their respective premises and to the then-existing renewal or expansion options (including, without limitation, rights of first offer and/or rights of first refusal) of other tenants, and provided no Event of Default then exists, Landlord shall, prior to offering the same to any party (other than the then-current tenant therein), first offer to lease to Tenant any space which may become available on the third (3rd) and fourth (4th) floors of the Building (the "OFFER SPACE") in an "AS-IS" condition; such offer shall be in writing and specify the lease terms for the Offer Space, including the Fair Market Rental Rate (as determined in accordance with Exhibit H above) to be paid for the Offer Space and the date on which the Offer Space shall be included in the Premises (the "OFFER NOTICE"). Tenant shall notify Landlord in writing whether Tenant elects to lease the entire Offer Space on the terms set forth in the Offer Notice, within ten days after Landlord delivers to Tenant the Offer Notice. Even if Tenant rejects Landlord's determination of Fair Market Rental Rates as set forth in the Offer Notice, Tenant shall decide whether to elect to lease the Offer Space as set forth above and Fair Market Rental Rate shall be determined in accordance with the provisions of EXHIBIT H above after Tenant elects to lease the Offer Space. If Tenant timely elects to lease the Offer Space, then Landlord and Tenant shall execute an amendment to this Lease, effective as of the date the Offer Space is to be included in the Premises, on the terms set forth in the Offer Notice and, to the extent not inconsistent with the Offer Notice terms, the terms of this Lease; however, Tenant shall accept the Offer Space in an "AS-IS" condition and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements except as specifically provided in the Offer Notice or otherwise agreed to by Landlord and Tenant. Notwithstanding the foregoing, if prior to Landlord's delivery to Tenant of the Offer Notice, Landlord has received a bona fide offer to lease all or part of the Offer Space from a third party (a "THIRD PARTY OFFER") and such Third Party Offer includes space in excess of the Offer Space, Tenant must exercise its rights hereunder, if at all, as to all of the space contained in the Third Party Offer.

         If Tenant fails or is unable to timely exercise its right hereunder, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may lease all or a portion of the Offer Space to third parties on such terms as Landlord may elect. Tenant may not exercise its rights under this Exhibit if an Event of Default exists or Tenant, a Permitted Transferee or the sublessee(s) consented to by Landlord in accordance with the provisions of this Lease (provided said sublessee(s) sublease(s), in the aggregate, occupy less than twenty percent (20%) of the Premises for less than seventy-five percent (75%) of the then-remaining Term) is not then occupying the entire Premises. For purposes hereof, if an Offer Notice is delivered for less than all of the Offer Space but such notice provides for an expansion, right of first refusal, or other preferential right to lease some of the remaining portion of the Offer Space, then such remaining portion of the Offer Space shall thereafter be excluded from the provisions of this Exhibit. In no event shall Landlord be obligated to pay a commission with respect to any space leased by Tenant under this Exhibit, and Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

         Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated, (b) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises to any person other than a Permitted Transferee or to the sublessee(s) consented to by Landlord in accordance with the provisions of this Lease provided said sublessee(s) sublease(s), in the aggregate, occupy less than twenty percent (20%) of the Premises for less than seventy-five percent (75%) of the then-remaining Term, or (c) less than three (3) full calendar years remain in the Term of this Lease (as such Term may be extended pursuant to the provisions of EXHIBIT H).

                                    EXHIBIT K


                             JANITORIAL MAINTENANCE

1.       SPECIFIC SCOPE OF SERVICES

         A.       LOBBY AND CORRIDORS:  DAILY SERVICE

                  i.       Sweep and clean building entrances.

                  ii. Clean and sanitize all public telephones and enclosures. (neatly arrange and replace as needed all phone books)

                  iii.     Clean and remove smudges from entry door glass.

                  iv.      Polish all entry handles, door plates and metal trim.

                  v. Wipe clean all glass, wood, or metal doors and door jambs.

                  vi. Screen all sand urns of cigarette butts and debris. Wipe clean and polish.

                  vii. Empty all trash receptacles, clean container with clean, damp cloth, and replace plastic liner. (Manager supplies liners).

                  viii. Remove all debris from landscaped pots and planters. (report any thefts, broken pots or missing plants).

                  ix. Dust and clean all horizontal surfaces under seven feet.

                  x.       Vacuum all carpet areas completely and remove spots.

                  xi.      Dust mop and damp mop entry floors.

                  xii. Clean and remove smudges and marks on walls, wall coverings, and artwork.

                  xiii.    Clean, polish and straighten all furniture as needed.

                  xiv. Wipe clean all directory boards (exterior) with clean, soft cloth using glass cleaner that is considered safe and not labeled as hazardous waste.

                  xv. Wipe clean all fire extinguisher cabinets and glass. (report broken glass or missing extinguishers).

                  xvi. Clean and polish all elevator doors, jambs, call plates, and hall lanterns.

                  xvii.    Clean, polish and straighten all furniture as needed.

                  xviii.   Dust and clean all lobby and corridor signage.

                  xix.     Report any lights burned out.

                  xx. Secure all doors and turn off appropriate lights upon completion of work assignments.

         B.       LOBBIES AND CORRIDORS - WEEKLY SERVICE

                  i.       Clean and polish all entry metal and sills.

                  ii.      Dust and clean or polish all baseboards.

                  iii.     Spot clean all carpeted areas.

                  iv.      Dust all ledges and exit signs.

                  v.       Dust all walls above seven feet.

                  vi.      Clean directory board with clean soft cloth.

         C.       LOBBIES AND CORRIDORS - MONTHLY SERVICE

                  i.       Clean all ceiling vents and grills.

                  ii.      Dust high ceiling corners and entry ways.

                  iii. Dust and clean light fixtures and covers (interior and exterior).

                  iv. Clean and treat all wood paneling and furniture as requested.

                  v.       Shampoo carpet areas as necessary.

                  vi. Clean, detail and sanitize public phones and enclosures.

                  vii.     Dust and clean all fire lobby doors inside and out.

                  viii.    Polish door floor plates.

         D.       LOBBIES AND CORRIDORS - QUARTERLY

                  i. Strip, reseal or re-wax common area floors as necessary.

         E.       OFFICES - DAILY SERVICE

                  i. Clean and remove hand spots/smudges from entry door glass and side lights.

                  ii. Using a dustless mop, damp mop all non-carpeted areas.

                  iii. Vacuum and spot clean carpets in all traffic areas, removing staples and other debris.

                  iv. Properly position furniture, books and magazines in reception areas.

                  v. Properly position furniture in offices and conference rooms.

                  vi.      Spot clean all partition glass and mirrors.

                  vii. Remove all fingerprints and smudges from private entrances, light switches, cover plates, doorknob ways and handles, and walls.

                  viii.    Dust window sills and ledges.

                  ix. Dust all horizontal surfaces under seven feet, furniture, and equipment. DO NOT move or disturb any paperwork.

                  x. Dust and replace all desk ornaments, phones and machines in their ORIGINAL POSITION.

                  xi. Clean furniture fabric with a whisk broom to sweep off any dust, paper bits, and erasures as needed. (remove all staples)

                  xii. Empty all wastebaskets and carry trash to designated areas for removal; replace plastic liners as needed.

                  xiii. Empty all recycling bins from offices into separate container to be disposed of into specially designated recycling dumpsters.

                  xiv. Clean and wash all lunchroom table tops, counters, sinks, cabinets, refrigerator, and stove (exterior only) surfaces. (report any insect problems)

                  xv.      Report all burned-out lights.

                  xvi. Perform additional services requested by tenant and bill tenant directly.

                  xvii. Before leaving any suite, shut off lights, electrical appliances, close drapes and blinds and lock all entrance doors and only interior doors as requested.

         F.       OFFICES - WEEKLY SERVICE

                  i.       Damp wipe all interior doors with a treated cloth.

                  ii. Detail vacuum entire carpet areas; remove staples and other debris.

                  iii.     Damp mop all tile and hardwood floor areas.

                  iv.      Polish all desk tops that are cleared of paperwork.

                  v. Dust all ledges, files, baseboards, and sills under seven feet.

                  vi.      Vacuum all furniture or wipe vinyl furniture clean.

                  vii.     Dust all lower parts of furniture.

                  viii.    Detail and clean all kitchen or wet bar areas.

         G.       OFFICES - MONTHLY SERVICE

                  i. Completely clean all partitions and doors, door jambs, door floor plates, glass and mirrors from floor to ceiling.

                  ii. Dust all ledges, wall moldings, pictures, shelves, etc. over seven feet.

                  iii.     Dust clean or vacuum all drapes and blinds.

                  iv.      Brush down and clean all vents and grills.

                  v. Strip, clean and apply floor dressing to all composition, hardwood and parquet floors.

                  vi.      Scrub and wax all tile floors.

                  vii.     Detail all desks and office furniture.

                  viii.    Dust and clean all light fixtures and covers.

                  ix. Detail and clean all kitchen, wet bars or lunch room areas.

                  x.       Clean all baseboards.

                  xi.      Detail and vacuum chairs and upholstered furniture.

         H.       RESTROOMS - DAILY SERVICE

                  i.       Dust and clean restroom signage and doors.

                  ii.      Vacuum all restrooms vestibules and remove spots.

                  iii. Sweep, wet mop and disinfect tile floor, paying particular attention to areas under urinals and toilet bowls.

                  iv. Clean alkaline deposits and soap spills from floor tile grout.

                  v. Wash and disinfect all basins, urinals, and toilet bowls.

                                    EXHIBIT L


             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Instrument Prepared By
and when Recorded, Return to:
Anne Rickard Jackowitz, Esq.
Choate, Hall & Stewart
One Exchange Place
53 State Street
Boston, MA 02109-2891

This SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (this
"AGREEMENT"), is made as of the ____ day of __________, 1999, among Bankers Trust Company of California, N.A., a national banking association (together with its successors and any separate co-trustee duly appointed "INDENTURE TRUSTEE"), DVPT Limited Partnership, a Delaware limited partnership ("LANDLORD") and Art Technology Group, Inc., a Delaware corporation ("TENANT").

RECITALS:

         (a) Landlord owns the property commonly known as The Davenport Building located at 25 First Street, Cambridge, Massachusetts ("TRUST PROPERTY"), described on EXHIBIT A, which is subject to a certain Deed of Trust (as hereinafter defined).

         (b) Tenant has entered into a certain Lease dated February __, 1999, with respect to a certain portion of the Trust Property (the "DEMISED PREMISES"), as the same may have been amended, modified or supplemented (the "LEASE") with Landlord, or predecessor-in-interest to Landlord, covering the Demised Premises.

         (c) Landlord has made in favor of Indenture Trustee certain encumbrances which are described on EXHIBIT B annexed hereto and are hereinafter referred to collectively as the "Deed of Trust".

         (d) Indenture Trustee and Tenant desire to confirm their understanding with respect to the Lease and the Deed of Trust. NOW, THEREFORE, in consideration of the Demised Premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.       REPRESENTATIONS.

         (a) Tenant certifies that the Lease is currently in full force and effect and unmodified since ____________, 1999; and that no default by Tenant exists under the Lease (except as might be shown on an annex hereto).

         (b) Tenant certifies that there are no known defaults on the part of the Landlord, and the Lease is a complete statement of the agreement of the parties thereto with respect to the letting of the Demised Premises.

2. SUBORDINATION. Subject to the provisions hereof, Tenant agrees that the Lease as it may hereafter be amended, renewed, modified, replaced, substituted or extended, from time to time, shall in all respects be, and is hereby expressly made, subject, subordinate and inferior at all times to the lien, right, title and terms of the Deed of Trust (and all Deeds of Trust which may hereafter encumber the Trust Property) and to all of the terms, conditions and provisions thereof, and to all advances and/or payments made or to be made thereunder, as such Deed of Trust may have been or may hereafter be assigned, amended, increased, renewed, modified, consolidated, replaced, combined, substituted, severed, split, spread, refinanced, recast or extended, whether or not such Deed of Trust also covers other lands and/or buildings and/or leases. Furthermore, nothing contained in this Agreement shall in any way impair or affect the lien(s) created by the Deed of Trust.

3.       ATTORNMENT.

         (a) In the event that the Indenture Trustee acquires or succeeds to the interests of Landlord under the Lease by reason of a foreclosure, deed-in-lieu of foreclosure or by exercise of some similar doctrine, Tenant shall be bound to the Indenture Trustee, under all of the terms, covenants and conditions of the Lease, except as provided in this Agreement, for the balance of the term thereof remaining, with the same force and effect as if the Indenture Trustee were the landlord named in the Lease and Tenant does hereby agree to (i) attorn to the Indenture Trustee as its landlord on such terms, (ii) affirm its obligations under the Lease, and (iii) make payments of all sums thereafter becoming due under the Lease to the Indenture Trustee. Said attornment, affirmation and agreement is to be effective and self-operative (without the execution of any further instruments) upon the Indenture Trustee succeeding to the interests of Landlord under the Lease.

         (b) Tenant agrees to execute and deliver at any time, and from time to time, upon the request of Landlord, Indenture Trustee or any successor secured by the Deed of Trust, any instrument or certificate, as the case may be, deemed reasonably to be necessary or appropriate to evidence such attornment.

         (c) Tenant acknowledges that Landlord has made an assignment of the Lease (the "ASSIGNMENT") to Indenture Trustee as additional security for Landlord's obligations to Indenture Trustee, but Tenant agrees that the acceptance by Indenture Trustee of such Assignment does not constitute an assumption by Indenture Trustee of Landlord's obligations under the Lease, that

Indenture Trustee is not bound to Tenant to perform Landlord's obligations under the Lease unless and until Indenture Trustee shall succeed to the position of Landlord by foreclosure of the Deed of Trust, deed in lieu or otherwise, and that in all events Indenture Trustee's liability (if any) to Tenant shall be limited as provided in this Agreement.

         (d) From and after such attornment, Indenture Trustee, its nominee, such other holder (or its nominee), or purchaser, as the case may be, as Landlord, shall be bound to Tenant under all the terms, covenants and conditions of the Lease with the same force and effect as if originally entered between said parties; provided, however, Indenture Trustee, its nominee, such other holder (or its nominee) or purchaser, as the case may be, shall not be:

                  (1) bound by any base rental or additional rental or advance payment ("RENT") which Tenant paid for more than the current month to any prior landlord (including Landlord);

                  (2) bound by any Lease modification which was entered into without the Indenture Trustee's approval to the extent required under the Indenture;

                  (3) liable for any security deposit paid to Landlord not actually turned over to the Indenture Trustee;

         (e) Anything herein or in the Lease to the contrary notwithstanding, in the event that Indenture Trustee, by reason of an "Event of Default" as defined in the Deed of Trust, shall acquire title to the Demised Premises, Indenture Trustee shall have no obligation, nor incur any liability, beyond Indenture Trustee's then interest, if any, in the Trust Property (including any title and casualty insurance proceeds and condemnation awards), and Tenant shall look exclusively to such interest of Indenture Trustee, if any, in the Trust Property for the payment and discharge of any obligations which may be imposed upon Indenture Trustee hereunder or under the Lease. Tenant agrees that with respect to any money judgment that may be obtained or secured by Tenant against Indenture Trustee, Tenant shall look solely to the estate or interest owned by Indenture Trustee in the Trust Property, and Tenant will not collect or attempt to collect any such judgment out of any other assets of Indenture Trustee.

4. NON-DISTURBANCE. Provided Tenant is not in default (beyond any applicable notice and grace periods) under the terms of the Lease and Tenant complies with this Agreement, Indenture Trustee agrees that in the event Indenture Trustee exercises any of its rights under the Deed of Trust, and obtains title to the Demised Premises (i) Tenant shall not be joined as a party defendant in any such action or proceeding (unless, as a condition precedent to commencing or proceeding with any such action to foreclose the Deed of Trust or obtain a receiver, Indenture Trustee is required by statute, judicial decision or the court in which such action or proceeding has been commenced or is pending so to name Tenant as a party defendant, but, to the extent permitted by the then applicable law, any such naming of Tenant will not in any manner interfere with the protections intended to be afforded to Tenant in this Agreement or the Lease); (ii) Tenant's possession and occupancy of the Demised Premises and Tenant's rights and privileges under the Lease during the term thereof or during the term of any extensions or renewals which may be effected in accordance with any option therefore in the Lease for as long as the Lease is in full force and effect, shall not be disturbed, subject to limitations or conditions set forth in this Agreement and Indenture Trustee shall recognize the Lease and Tenant's rights-thereunder. Subject to the limitations and conditions contained herein, Indenture Trustee upon foreclosure or acceptance by Indenture Trustee of a deed-in-lieu of foreclosure shall be deemed to be Landlord and assume the obligations of Landlord under the Lease thereafter arising or accruing.

5. PRE-FORECLOSURE OBLIGATIONS. If Indenture Trustee delivers to Tenant a Notice
(i) stating that an Event of Default (as defined in the Deed of Trust) has occurred under the Deed of Trust and (ii) requesting that all Rents and any other amounts due under the Lease be thereafter paid to Indenture Trustee, Tenant shall and is hereby authorized and directed by Landlord to pay said Rent and any other amounts to Indenture Trustee for application in accordance with the terms of the Deed of Trust, and Landlord releases Tenant from any and all loss Landlord may sustain or incur as a result of Tenant making such payments. Delivery to Tenant of the aforedescribed Notice from Indenture Trustee shall be conclusive and evidence as to Tenant of the right of Indenture Trustee to receive such Rents and any other amounts and payment of the Rents and any other amounts by Tenant to Indenture Trustee pursuant to such Notice shall constitute performance in full of Tenant's obligation under the Lease for the payment of such Rents and any other amounts to Landlord.

6.       NOTICE.

         (a) All notices, demands and requests (collectively the "NOTICE") required or permitted to be given under this Agreement must be in writing and shall be deemed to have been given if personally delivered or delivered by reliable overnight courier or by facsimile transmission or mailed, first-class postage pre-paid and shall be deemed delivered as of the date of such Notice if
(i) delivered to the party intended, (ii) delivered to the then current address of the party intended, or (iii) rejected at the then current address of the party intended, provided such Notice was sent prepaid. The addresses of the parties are:

To Indenture Trustee:
Bankers Trust Company of California, N.A.
3 Park Plaza
Irvine, CA 92714
Attn:  KPAC 1994 - C3 (QRP)

To Landlord:
DVPT Limited Partnership
c/o Archon Group, L.P.
1275 K Street NW, Suite 900
Washington, DC 20005

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To Tenant:                                    With a copy to:

The Davenport Building                        Hale and Dorr LLP
25 First Street                               60 State Street
Cambridge, MA  02141                          Boston, MA  02109
                                              Attn: Jeffrey A. Hermanson, Esq.

         (b) Upon at least ten (10) days prior written Notice, each party shall have the right to change its address to any other address within the United States of America.

7. MISCELLANEOUS. This Agreement (i) contains the entire agreement with respect to the subject matter hereof; (ii) may not be modified or terminated, nor may any provision hereof be waived, orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors, administrators and assigns; (iii) shall inure to the benefit of, and be binding upon, the parties hereto, their successors and assigns and any purchaser and its or their respective heirs, personal representatives, successors and assigns (including, without limitation, (a) Tenant's permitted assignees and (b) any purchaser of the Trust Property at a foreclosure sale or any grantee under a deed in lieu of foreclosure, including affiliates of Indenture Trustee and all of their successors and assigns); and (iv) shall run with the land.

8. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the state in which the Demised Premises is situated in connection with any action, claim or proceedings relating to the Demised Premises.

9. ESTOPPEL CERTIFICATE. Tenant shall, upon request by the Indenture Trustee or successor in interest, execute and deliver an estoppel certificate to the Indenture Trustee or such successor in interest in which Tenant certifies as to whether or not Landlord is in default under the Lease, whether Tenant has any credits, claims, setoffs or defenses against the Landlord and as to such other matters which the Indenture Trustee or such successor may reasonably request.

10. CONFLICTS. In the event of any inconsistency or conflict between terms and provisions of this Agreement and the Lease, the terms and provisions of this Agreement shall control.

         IN WITNESS WHEREOF, Indenture Trustee, Landlord and Tenant have executed this Agreement effective as of the day and year first above written.

"INDENTURE TRUSTEE"

Bankers Trust Company of California, N.A.

By:
      ------------------------------------
    Name:
          --------------------------------
    Title:
           -------------------------------
          Address:   3 Park Plaza
                     Irvine, CA 92714
          Attention: KPAC 1994 - C3 (QRP)

By:
      ------------------------------------
    Name:
          --------------------------------
    Title:
           -------------------------------
          Address:

"LANDLORD"

DVPT Limited Partnership

By:      New DVPT Corp., its general partner

        By:
             ------------------------------------
           Name:
                 --------------------------------
           Title:
                  -------------------------------
                    Address:  1275 K Street NW, Suite 900
                                 Washington, DC 20005
"TENANT"

ART TECHNOLOGY GROUP, INC.

        By:
             ------------------------------------
           Name:

                 --------------------------------
           Title:
                  -------------------------------
          Address:         The Davenport Building
                           25 First Street
                           Cambridge, MA 02141

STATE OF ________________________   )
                                    )
COUNTY OF _______________________   )                     __________  __, 1999


         Then personally appeared the above-named ____________________________, __________________________________ of Bankers Trust Company of California,
N.A., and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Bankers Trust Company of California, N.A., before me,

                                            ------------------------------------
                                            (Seal)
                                            Notary Public
                                            My commission expires:


STATE OF ________________________   )
                                    )
COUNTY OF _______________________   )                     __________  __, 1999

         Then personally appeared the above-named ____________________________, __________________________ of New DVPT Corp., as General Partner of DVPT Limited Partnership, and acknowledged the foregoing instrument to be his/her free act and deed, the free act and deed of New DVPT Corp. and the free act and deed of DVPT Limited Partnership, before me,

                                            ------------------------------------
                                            (Seal)
                                            Notary Public
                                            My commission expires:


STATE OF                             )
                                     )
COUNTY OF                            )                            , 1999

         Then personally appeared the above-named _________________, _________ of Art Technology Group, Inc., and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Art Technology Group, Inc. before me,


                                            ------------------------------------
                                            (Seal)
                                            Notary Public
                                            My commission expires:

                                    EXHIBIT A

                    LEGAL DESCRIPTION OF LANDLORD'S PREMISES

       (The Davenport Building, 25 First Street, Cambridge, Massachusetts)

Beginning at a point, said point being the intersection of the westerly sideline of First Street and the northerly sideline of Thorndike Street in the City of Cambridge, County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

N 80 DEG. 28' - 11" W   Along the northerly sideline of Thorndike Street a distance of Four Hundred and Thirty Eight Hundredths feet (400.38') to a point, said point being the intersection of the northerly sideline of Thorndike Street and the easterly sideline of Second Street, thence turning and running;

N 09 DEG. 31' - 49" E   Along the easterly sideline of Second Street a distance of Sixty and no
                        Hundredths feet (60.00'), to a point, thence turning and running;

S 80 DEG. 28' - 11" E   A distance of One Hundred and No Hundredths feet (100.00') to a point, thence turning and running;

N 09 DEG. 36' - 54" E   A distance of One Hundred Forty and Seventy-Two Hundredths feet (140.72')
                        to a point, said being along the southerly sideline of Otis Street, thence turning and running;

S 80 DEG. 21' - 10" E   Along said southerly sideline of Otis Street a distance of Three Hundred and
                        No Hundredths feet (300.00') to a point, said point being the intersection of said southerly sideline of Otis Street and the westerly sideline of First Street, thence turning and running;

S 09 DEG. 28' - 49" W   Along said westerly sideline of First Street a distance of Two Hundred and
                        Eleven Hundredths feet (200.11') to a point of beginning.

         Appurtenant to this parcel are leasehold parking rights as set forth in a lease dated November 18, 1985 by and between Charlesport Limited Partnership and the City of Cambridge a Notice of which was recorded in Deeds at Book 18968, Page 68 for 250 parking spaces in Cambridge and leasehold parking rights as set forth in a Lease dated March 10, 1985 made by and between the City of Cambridge and Charlesport Limited Partnership, a Notice of which was recorded in Deeds at Book 16059, Page 516.